                                                                    EXHIBIT 10.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT



         FIRST AMENDMENT (this "Amendment"), dated as of July 12, 2002, to the $2,500,000,000 Senior A Credit Agreement, dated as of July 13, 2001 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among HOUSTON INDUSTRIES FINANCECO LP, a Delaware limited partnership (the "Borrower"), RELIANT ENERGY, INCORPORATED, a Texas corporation ("Reliant Energy"), the several banks and other financial institutions (the "Banks") and agents from time to time parties thereto and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as administrative agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Borrower, Reliant Energy, the Banks and the Agent are parties to the Credit Agreement; and

         WHEREAS, the Borrower and Reliant Energy have requested that the Banks agree to extend the Termination Date and amend certain other provisions contained in the Credit Agreement, and the Banks and the Agent are agreeable to such request upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

         2. Amendment to Section 1.1 of the Credit Agreement (Certain Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting, in their entirety, the terms "Applicable Margin", "Consolidated Capitalization", "Designated Rating", "Rating Agencies", "Termination Date" and "Usage Fee" appearing therein and inserting the following new definitions in the appropriate alphabetical order:

                  ""Applicable Margin" means the rate per annum set forth below opposite the Designated Rating from time to time in effect during the period for which payment is due, with respect to any Committed Loan:

            ======================================================================================
                                            Applicable Margin for       Applicable Margin for ABR
                 Designated Rating            LIBOR Rate Loans                    Loans
            --------------------------------------------------------------------------------------
               BBB+/Baa1 and higher                1.500%                        0.500%
            --------------------------------------------------------------------------------------
                     BBB/Baa2                      1.650%                        0.650%
            --------------------------------------------------------------------------------------
                     BBB-/Baa3                     2.000%                        1.000%
            --------------------------------------------------------------------------------------
            BB+/Ba1 or lower or unrated            2.500%                        1.500%
            ======================================================================================

         In each row in the table set forth above, the first indicated rating corresponds to that assigned by S&P and the second indicated rating corresponds to that assigned by Moody's; the determination of which row of such table is applicable at any time is set forth in the definition of "Designated Rating".

                  "Consolidated Capitalization" means, as of any date of determination, the sum of (a) Consolidated Shareholders' Equity, (b) Consolidated Indebtedness for Borrowed Money and, without duplication,
         (c) Mandatory Payment Preferred Stock; provided that for the purpose of calculating compliance with Section 8.4(b), Consolidated Capitalization shall be determined excluding any adjustment, non-cash charge to net income or other non-cash charges or writeoffs resulting thereto from application of SFAS No. 142.

                  "Designated Rating" means (a) at any time that the Long Term Debt Rating is assigned by both S&P and Moody's and such ratings are equivalent, such rating shall be the Designated Rating, (b) if clause
         (a) does not apply, (i) at any time that the Long Term Debt Rating is issued by only one of S&P or Moody's, the rating of such debt issued by such Rating Agency shall be the Designated Rating, and (ii) at any time that such debt is rated by both S&P and Moody's, the lower of such ratings and (c) if neither (a) nor (b) apply, if the Long Term Debt Rating is not assigned by either S&P or Moody's, the rating assigned to the senior unsecured debt of Reliant Energy shall be the Designated Rating in accordance with clauses (a) and (b) above. Any change in the calculation of the Facility Fees or the Applicable Margin with respect to the Borrower that is caused by a change in the Designated Rating will become effective on the date of the change in the Designated Rating. If the rating system of any Rating Agency shall change, or if either S&P or Moody's shall cease to be in the business of rating corporate debt obligations, Borrower and the Agent shall negotiate in good faith if necessary to amend this definition to reflect such changed rating system or the unavailability of ratings from such Rating Agencies and, pending the effectiveness of any such amendment, the Designated Rating shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  "Master Separation Agreement" means the master separation agreement, dated as of December 31, 2000, entered into between Reliant Energy and Unregco providing for, among other things, the Spin-off, as amended, modified or supplemented from time to time.

                  "Rating Agencies" means S&P and Moody's.

                   "Term Loans" has the meaning specified in Section 2.1(d).

                  "Termination Date" means (a) initially October 10, 2002, unless the Majority Banks direct in writing on or prior to September 5, 2002 that such Termination Date shall be September 10, 2002, in which case the Termination Date shall automatically be deemed to be September 10, 2002, or (b) any earlier date on which (i) the Commitments have been terminated in accordance with this Agreement or (ii) all unpaid principal amounts of Loans hereunder have become due and payable in accordance with this Agreement.".

                  3. Amendment to Section 2.1 of the Credit Agreement (The Committed Loans). Section 2.1 of the Credit Agreement is hereby amended by:

                  (a) adding at the end of paragraph (b) thereof the following:

                  "At a reasonable time at least one week prior to September 5, 2002, the Agent shall inquire as to whether requisite Banks intend to send the written direction referred to in the definition of Termination Date and shall notify the Borrower and the Banks if the requisite number of such directives have been received."; and

                  (b) adding at the end thereof immediately after paragraph (c) thereof a new paragraph (d) as follows:

                           "(d) Notwithstanding anything to the contrary
                  contained in this Agreement or in the Regco $2.5 Billion Credit Agreement, on July 12, 2002, 75% of the principal amount of the Loans of each Bank outstanding on such date ($1,875,000,000 in aggregate) shall be deemed to be term loans (the "Term Loans"), with the remaining Loans (the "Revolving Loans") and corresponding Commitments (collectively, the "Revolving Facility") retaining their revolving features. Unless the Borrower designates a prepayment of the Loans as a Term Loan prepayment, all prepayments shall be applied first to outstanding Revolving Loans, and the Commitments made available thereby may be utilized in accordance with this Agreement for borrowings, prepayments or reborrowings and issuances of Letters of Credit, subject to the conditions of this Agreement applicable thereto. Any prepayment designated by the Borrower as a Term Loan prepayment, or any prepayment after giving effect to which the aggregate principal amount of all Loans then outstanding would be less than $1,875,000,000 shall, to such extent, be deemed to be a permanent prepayment of the Term Loans, and the corresponding Commitments under the Revolving Facility shall automatically be permanently reduced by the amount thereof. Each Notice of Borrowing received, and each Loan made, after July 12, 2002 shall be deemed received and made under the Revolving Facility. Banks may make assignments, transfers, novations and delegations of, and sell participations in, subject to the other provisions of this Agreement, either or both of its Term Loans and its Revolving Facility. All references to Loans in this Agreement shall include the Term Loans and Revolving Loans except to the extent necessary to effectuate the foregoing.".

                  4. Amendment to Section 4.2 of the Credit Agreement (Fees).
Section 4.2 of the Credit Agreement is hereby amended by:

                  (a) deleting the table in paragraph (a) thereof in its entirety, and inserting in lieu thereof the following table:

                  "Designated Rating                                 Facility Fee Rate
                  ------------------                                 -----------------
             BBB+/Baa1 or higher                                       0.250%
             BBB/Baa2                                                  0.350%
             BBB-/Baa3                                                 0.500%
             BB+/Ba1 or lower or unrated                               0.500%"; and


                  (b) deleting paragraph (b) thereof in its entirety and substituting in lieu thereof the following:

                           "(b)  [INTENTIONALLY OMITTED.]"; and

                  (c) amending paragraph (c) thereof by (i) deleting the phrase "and Usage Fees" and (ii) deleting the reference to "Sections 4.2(a) and 4.2(b)" and substituting in lieu thereof "Section 4.2(a)".

                  5. Amendment to Section 4.4(a) of the Credit Agreement (ABR Loans). Section 4.4(a) of the Credit Agreement is hereby amended by adding immediately after "ABR" in clause (i) therein "plus the Applicable Margin".

                  6. Amendment to Section 8.4(b) of the Credit Agreement (Financial Ratios). Section 8.4(b) of the Credit Agreement is hereby amended by deleting the ratio "0.65:1.00" and substituting in lieu thereof "0.68:1.00".

                  7. Amendment to Section 8.4(g) of the Credit Agreement (Certain Investments, Loans, Advances, Guarantees and Acquisitions). Section 8.4(g) of the Credit Agreement is hereby amended by adding at the end thereof the following:

                           "Notwithstanding the foregoing, Reliant Energy and
                  its Subsidiaries shall not (x) make any future investments in, loans to, advances to and Guarantees of any obligations in Unregco or any of its Subsidiaries, (y) purchase or otherwise acquire (in one transaction or a series of related transactions) any assets of Unregco or any of its Subsidiaries other than, in the case of this clause (y), any such transactions contemplated by the Master Separation Agreement and other agreements and arrangements in respect of the relationship between Reliant Energy and Unregco described in Reliant Energy's filings with the SEC or (z) enter into any other transaction constituting a Reliant Energy Investment with Unregco and its Subsidiaries other than, in the case of this clause (z), the transactions contemplated by the Master Separation Agreement and other agreements and arrangements in respect of the relationship between Reliant Energy and Unregco described in Reliant Energy's filings with the SEC or other arrangements among Reliant Energy, Unregco and their respective Subsidiaries in the ordinary course of business consistent with recent past practices or otherwise at prices and on terms and conditions not less favorable to Reliant Energy or its Subsidiaries (other than Unregco and its Subsidiaries) than could be obtained on an arm's length basis from unrelated third parties.".

                  8. Amendment to Article XI of the Credit Agreement (Miscellaneous). Article XI of the Credit Agreement is hereby amended by:

                  (a) deleting "or" at the end of clause (iv) of Section 11.1 and substituting in lieu thereof a semicolon, (b) deleting the period at the end of clause (v) thereof and substituting in lieu thereof "; or" and (c) adding at the end thereof immediately after clause (v) a new clause (vi) as follows:

                           "(vi) amend, modify or waive the last paragraph of
                  Section 8.4(g) without the written consent of the Supermajority Banks.";

                  (b) adding immediately after the first sentence in
         Section 11.6(c) the following:

                  "Notwithstanding the foregoing, with respect to the sale by a Bank of all or any part of its rights and obligations in respect of the Term Loans, (a) each such sale shall not require the consent of the Agent, the Borrower or any other Bank or Banks, (b) each such sale that is not to an existing Bank hereunder shall be in an aggregate amount of not less than $1,000,000 (or such lesser amount that represents the aggregate amount of Term Loans of such Bank), (c) each such sale may be to an Eligible Transferee (as defined below) and each such Eligible Transferee shall be deemed to be a Purchasing Bank and a Bank for all purposes under this Section 11.6(c) and this Agreement and (d) each such sale shall be consummated pursuant to a Committed Loan Assignment and Acceptance with such modifications as may be agreed on by the transferor Bank and the applicable transferee and consistent with this Section 11.6(c). For purposes of this Section 11.6(c), "Eligible Transferee" shall mean (w)(i) any bank or other financial institution, (ii) any insurance or reinsurance company, (iii) a mutual fund, unit trust or similar collective investment vehicle (other than an entity specified in clause
                  (y)(i) below), and (iv) a registered or licensed broker or dealer (other than a natural person or proprietorship); provided, however, in the case of each of the foregoing clauses (i) through (iv), that such entity has total assets of at least $500,000,000; (x) any Affiliate (as defined below) of an entity specified in the preceding clause (w); (y) any corporation, partnership, proprietorship, organization trust or other entity (i) that is an investment vehicle (including, without limitation, any hedge fund, issuer of collateralized debt obligations, commercial paper conduit or other special purpose vehicle) that (A) has total assets of at least $100,000,000 or (B) is one of a group of investment vehicles under common control or management having, in the aggregate, total assets of at least $100,000,000, (ii) that has total assets of at least $500,000,000, or (iii) the obligations of which under an agreement, contract, or transaction are guaranteed or otherwise supported by a letter of credit or keepwell, support, or other agreement by an entity described in clauses (w), (x), (y)(ii) or (z); and (z) a Sovereign, Sovereign Agency or Supranational Organization (each as defined below). For purposes of the foregoing sentence, (a) "Affiliate" means, in relation to a person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person, (b) "control" of any entity or person means ownership of a majority of the voting power of the entity or person, (c) "Sovereign" means any state, political subdivision or government, or any agency, instrumentality, ministry, department or other authority (including, without limiting the foregoing, the central bank) thereof, (d) "Sovereign Agency" means any agency, instrumentality, ministry, department or other authority (including, without limiting the foregoing, the central bank) of a Sovereign and (e) "Supranational Organization" means any entity or organization established by treaty or other arrangement between two or more Sovereigns or the Sovereign Agencies of two or more Sovereigns and includes, without limiting the foregoing, the International Monetary Fund, European Central Bank, International Bank for Reconstruction and Development and European Bank for Reconstruction and Development."; and

                  (c) adding at the end thereof immediately after Section 11.17 a new Section 11.18 as follows:

                           "Section 11.18. Borrower as Co-Obligor Under the
                  Regco $2.5 Billion Credit Agreement. Notwithstanding any provision in this Agreement or in the Regco $2.5 Billion Credit Agreement to the contrary, upon the assumption by Regco of the obligations in respect of the Loans hereunder and all other monetary obligations in respect hereof pursuant to the Regco $2.5 Billion Credit Agreement, Houston Industries FinanceCo LP shall, until the Termination Date (as defined in the Regco $2.5 Billion Credit Agreement), be a joint and several obligor with Regco in respect of all such obligations.".

                  9. Amendment to Exhibit L to the Credit Agreement (Form of Regco $2.5 Billion Credit Agreement). Exhibit L to the Credit Agreement (the "Regco Credit Agreement") is hereby amended in the manner set forth on Exhibit A.

                  10. Confirmation and Reaffirmation of Loan Documents. Each Loan Party does hereby (a) consent and acknowledge and agree to the transactions described in this Amendment and (b) after giving effect to this Amendment, (i) confirms, reaffirms and restates the representations and warranties (except for those representations or warranties or parts thereof that, by their terms, expressly relate solely to a specific date) made by it in each Loan Document to which it is a party, (ii) ratifies and confirms each Loan Document to which it is a party and (iii) confirms and agrees that each such Loan Document is, and shall continue to be in full force and effect, with (to the extent applicable) the collateral described therein securing and continuing to secure, the payment of all obligations of such Loan Party referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Loan Documents shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  11. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon satisfaction of the following conditions precedent:

                  (a) The Agent shall have received counterparts of this Amendment executed by the Borrower, Reliant Energy and each of the Banks;

                  (b) The Agent shall have received an amendment fee for the account of each Bank in an amount equal to 0.125% of such Bank's Commitment;

                  (c) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with this Amendment shall be in form and substance reasonably satisfactory to the Agent;

                  (d) The Agent shall have received all fees and expenses required to be paid in connection with the Credit Agreement; and

                  (e) The Agent shall have received satisfactory legal opinions and other documents and certificates reasonably requested by the Agent.

                  12. Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in Section 11 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  13. Representations and Warranties. Each of the Borrower and Reliant Energy, as of the date hereof and after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates the representations and warranties (except for those representations or warranties or parts thereof that, by their terms, expressly relate solely to a specific date) made by it in
Article VII of the Credit Agreement and otherwise in the Loan Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  14. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof. The execution and delivery of this Amendment by any Bank shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  15. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.




                                          HOUSTON INDUSTRIES
                                          FINANCECO LP


                                          By: HOUSTON INDUSTRIES
                                              FINANCECO GP, LLC,
                                              its General Partner


                                          By: /s/ MARC KILBRIDE
                                             -----------------------------------
                                              Name: Marc Kilbride
                                              Title: Treasurer


                                          RELIANT ENERGY, INCORPORATED


                                          By: /s/ MARC KILBRIDE
                                             -----------------------------------
                                              Name: Marc Kilbride
                                              Title: Treasurer



                                          JPMORGAN CHASE BANK, as
                                          Agent and as a Bank


                                          By: /s/ ROBERT TRABAND
                                             -----------------------------------
                                              Name: Robert Traband
                                              Title: Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          ABN AMRO BANK N.V.


                                          By: /s/ THOMAS J. STARR
                                             -----------------------------------
                                          Name: Thomas J. Starr
                                          Title: Vice President


                                          By: /s/ KRIS A. GROSSHANS
                                             -----------------------------------
                                          Name: Kris A. Grosshans
                                          Title: Senior Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          BANK HAPOALIM, B.M.


                                          By: /s/ SHAUN BREIDBART
                                             -----------------------------------
                                          Name: Shaun Breidbart
                                          Title: Vice President


                                          By: /s/ LAURA ANNE RAFFA
                                             -----------------------------------
                                          Name: Laura Anne Raffa
                                          Title: Senior Vice President and
                                                 Corporate Manager

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          BANK ONE, N.A.


                                          By: /s/ GEORGE R. SCHANZ
                                             -----------------------------------
                                          Name: George R. Schanz
                                          Title: Managing Director

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          BANK OF AMERICA, N.A.


                                          By: /s/ RICHARD L. STEIN
                                             -----------------------------------
                                          Name: Richard L. Stein
                                          Title: Principal

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          THE BANK OF NOVA SCOTIA


                                          By: /s/ M.D. SMITH
                                             -----------------------------------
                                          Name: M.D. Smith
                                          Title: Agent, Operations

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          THE BANK OF TOKYO-MITSUBISHI, LTD.


                                          By:  /s/ D. BARNELL
                                             -----------------------------------
                                          Name:  D. Barnell
                                          Title: Vice President


                                          By:  /s/ JOHN M. MEANS
                                             -----------------------------------
                                          Name:  J. Means
                                          Title: VP and Manager

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          BARCLAYS BANK PLC


                                          By:  /s/ ERIC CHILTON
                                             -----------------------------------
                                          Name:  Eric Chilton
                                          Title: Managing Director

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          BAYERISCHE LANDESBANK
                                          GIROZENTRALE, CAYMAN ISLANDS BRANCH


                                          By:     /s/ HEREWARD DRUMMOND
                                             -----------------------------------
                                          Name:  Hereward Drummond
                                          Title: Senior Vice President


                                          By:    /s/ SEAN O'SULLIVAN
                                             -----------------------------------
                                          Name:  Sean O'Sullivan
                                          Title: Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          CITIBANK, N.A.


                                          By:    /s/ SANDIP SEN
                                             -----------------------------------
                                          Name:  Sandip Sen
                                          Title: Managing Director

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          COBANK


                                          By:    /s/ CATHLEEN D. REED
                                             -----------------------------------
                                          Name:  Cathleen D. Reed
                                          Title: Assistant Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                        COMMERZBANK AG
                                        New York and Grand Cayman Branches


                                        By:    /s/ HARRY P. YERGEY
                                           -----------------------------------
                                        Name:  Harry P. Yergey
                                        Title: Senior Vice President and Manager


                                        By:    /s/ W. DAVID SUTTLES
                                           -----------------------------------
                                        Name:  W. David Suttles
                                        Title: Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          CREDIT LYONNAIS NEW YORK BRANCH


                                          By:    /s/ BERNARD WEYMULLER
                                             -----------------------------------
                                          Name:  Bernard Weymuller
                                          Title: Senior Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                               CREDIT SUISSE FIRST BOSTON


                               By:    /s/ JAMES P. MORAN     /s/ DAVID M. KOCZAN
                                  ----------------------------------------------
                               Name:  James P. Moran         David M. Koczan
                               Title: Director               Associate

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          DEUTSCHE BANK AG NEW YORK BRANCH
                                          AND/OR CAYMAN ISLANDS BRANCH


                                          By:    /s/ HANS C. NARBERHAUS
                                             -----------------------------------
                                          Name:  Hans C. Narberhaus
                                          Title: Vice President


                                          By:    /s/ JOEL MAKOWSKY
                                             -----------------------------------
                                          Name:  Joel Makowsky
                                          Title: Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                             ERSTE BANK


                             By:    /s/ ROBERT SUEHNHOLZ   /s/ PATRICK W. SOMMER
                                ------------------------------------------------
                             Name:  Robert Suehnholz       Patrick W. Sommer
                             Title: 1st Vice President     Vice President
                                                           Erste Bank New York
                                                             Branch

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          WACHOVIA BANK, NATIONAL ASSOCIATION
                                          (f/k/a First Union National Bank)


                                          By: /s/ ROTCHER WATKINS
                                             -----------------------------------
                                          Name: Rotcher Watkins
                                          Title: Managing Director

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          KBC BANK N.V.


                                          By: /s/ ROBERT SNAUFFER
                                             -----------------------------------
                                          Name: Robert Snauffer
                                          Title: First Vice President


                                          By: /s/ ERIC RASKIN
                                             -----------------------------------
                                          Name: Eric Raskin
                                          Title: Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          MELLON BANK, N.A.


                                          By: /s/ RICHARD A. MATTHEWS
                                             -----------------------------------
                                          Name: Richard A. Matthews
                                          Title: First Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          MIZUHO CORPORATE BANK, LTD



                                          By: /s/ TORU MAEDA
                                             -----------------------------------
                                          Name: Toru Maeda
                                          Title: General Manager

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          THE NORTHERN TRUST COMPANY


                                          By: /s/ MELISSA A. WHITSON
                                             -----------------------------------
                                          Name: Melissa A. Whitson
                                          Title: Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment


                                          ROYAL BANK OF CANADA


                                          By: /s/ DAVID A. MCCLUSKEY
                                             -----------------------------------
                                          NAME: David A. McCluskey
                                          Title: Manager

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          SUMITOMO MITSUI BANKING CORPORATION


                                          By: DAVID A. BUCK
                                             -----------------------------------
                                          Name: David A. Buck
                                          Title: Senior Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          TORONTO DOMINION (TEXAS) INC.


                                          By:    /s/ MARK A. BAIRD
                                             -----------------------------------
                                          Name:  Mark A. Baird
                                          Title: Vice President

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          UBS AG, STAMFORD BRANCH


                                          By:    /s/ DAVID J. KEITEL
                                             -----------------------------------
                                          Name:  David J. Keitel
                                          Title: Executive Director
                                                 Recovery Management


                                          By:    /s/ WILFRED V. SAINT
                                             -----------------------------------
                                          Name:  Wilfred V. Saint
                                          Title: Associate Director
                                                 Banking Products Services, US

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          UFJ BANK LIMITED


                                          By: /s/ LAURANCE J. BRESSLER
                                             -----------------------------------
                                          Name:  Laurance J. Bressler
                                          Title: SVP and Group Co-Head

                                                                  Signature Page
                                             Senior A Credit Agreement Amendment



                                          WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, New York Branch


                                          By: /s/ SALVATORE BATTINELLI
                                             -----------------------------------
                                          Name:  Salvatore Battinelli
                                          Title: Managing Director
                                                 Credit Department


                                          By: /s/ ANTHONY ALESSANDRO
                                             -----------------------------------
                                          Name:  Anthony Alessandro
                                          Title: Associate Director

                                                                       EXHIBIT A


                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Regco Credit Agreement are used herein as therein defined.

                  2. Amendment to Section 1.01 of the Regco Credit Agreement (Certain Defined Terms). Section 1.01 of the Regco Credit Agreement is hereby amended by (a) deleting, in their entirety, the terms "Applicable Margin", "Designated Rating", "Termination Date" and "Usage Fee" appearing therein and inserting the following new definitions in the appropriate alphabetical order:

                  ""Applicable Margin" means the rate per annum set forth below opposite the Designated Rating from time to time in effect during the period for which payment is due, with respect to any Committed Loan:

     =================================================================================================
                                                       Applicable Margin for     Applicable Margin for
        Designated Rating         Facility Fees          LIBOR Rate Loans              ABR Loans
     -------------------------------------------------------------------------------------------------
      BBB+/Baa1 and higher            0.250%                  1.500%                    0.500%
     -------------------------------------------------------------------------------------------------
            BBB/Baa2                  0.350%                  1.650%                    0.650%
     -------------------------------------------------------------------------------------------------
            BBB-/Baa3                 0.500%                  2.000%                    1.000%
     -------------------------------------------------------------------------------------------------
       BB+/Ba1 or lower or
             unrated                  0.500%                  2.500%                    1.500%
     =================================================================================================


         In each row in the table set forth above, the first indicated rating corresponds to that assigned by S&P and the second indicated rating corresponds to that assigned by Moody's; the determination of which row of such table is applicable at any time is set forth in the definition of "Designated Rating".

                  "Designated Rating" means (a) at any time that the Long Term Debt Rating is assigned by both S&P and Moody's and such ratings are equivalent, such rating shall be the Designated Rating, (b) if clause
         (a) does not apply, (i) at any time that the Long Term Debt Rating is issued by only one of S&P or Moody's, the rating of such debt issued by such Rating Agency shall be the Designated Rating, and (ii) at any time that such debt is rated by both S&P and Moody's, the lower of such ratings and (c) if neither (a) nor (b) apply, if the Long Term Debt Rating is not assigned by either S&P or Moody's, the rating assigned to the senior unsecured debt of Reliant Energy shall be the Designated Rating in accordance with clauses (a) and (b) above. Any change in the calculation of the Facility Fees or the Applicable Margin with respect to Borrower that is caused by a change in the Designated Rating will become effective on the date of the change in the Designated Rating. If the rating system of any Rating Agency shall change, or if either S&P or Moody's shall cease to be in the business of rating corporate debt obligations, Borrower and the Agent shall negotiate in good faith if necessary to amend this definition to reflect such changed rating system or the unavailability of ratings from such Rating Agencies and, pending the effectiveness of any such amendment, the Designated Rating shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  "Master Separation Agreement" means the master separation agreement, dated as of December 31, 2000, entered into between Reliant Energy and Unregco providing for, among other things, the Spin-off, as amended, modified or supplemented from time to time.

                  "Spin-off" shall have the meaning specified in Schedule 2 attached hereto.

                  "Supermajority Banks" means, at any time, Banks having at least 65% of the aggregate Commitments or, if the Commitments have been terminated, 65% of the aggregate Commitments in effect immediately prior to such termination.

                  "Term Loans" has the meaning specified in Section 2.01(e).

                  "Termination Date" means (a) initially October 10, 2002, unless the Majority Banks direct in writing on or prior to September 5, 2002 that such Termination Date shall be September 10, 2002, in which case the Termination Date shall automatically be deemed to be September 10, 2002, or (b) any earlier date on which (i) the Commitments have been terminated in accordance with this Agreement or (ii) all unpaid principal amounts of Loans hereunder have become due and payable in accordance with this Agreement; and

                  (b) amending the definition of "Consolidated EBITDA" by deleting "for any period" and substituting in lieu thereof " means, for any twelve-month period ending on the date of determination".

                  3. Amendment to Section 2.01 of the Regco Credit Agreement (The Committed Loans). Section 2.01 of the Credit Agreement is hereby amended by:

                  (a) adding at the end of paragraph (a) thereof the following:

                  "At a reasonable time at least one week prior to September 5, 2002, the Agent shall inquire as to whether requisite Banks intend to send the written direction referred to in the definition of Termination Date and shall notify the Borrower and the Banks if the requisite number of such directives have been received."; and

                  (b) adding at the end thereof immediately after paragraph (d) thereof a new paragraph (e) as follows:

                           "(e) Notwithstanding anything to the contrary
                  contained in this Agreement or in the FinanceCo $2.5 Billion Credit Agreement, upon the effectiveness of this Agreement, each Bank shall be deemed to have made to the Borrower (i) term loans in the aggregate principal amount of the aggregate principal amount of its Term Loan (as defined in the FinanceCo $2.5 Billion Credit Agreement) outstanding on such date, which term loans shall be deemed to be term loans (the "Term Loans") hereunder, and (ii) revolving loans in the aggregate principal amount of the aggregate principal amount of its Revolving Loan (as defined in the FinanceCo $2.5 Billion Credit Agreement) outstanding on such date, which revolving loans shall be deemed to be revolving loans (the "Revolving Loans") hereunder and, which shall, together with the corresponding Commitments (collectively, the "Revolving Facility") retain their revolving features. Unless Borrower designates a prepayment of the Loans as a Term Loan prepayment, all prepayments shall be applied first to outstanding Revolving Loans, and the Commitments made available thereby may be utilized in accordance with this Agreement for borrowings, prepayments or reborrowings and issuances of Letters of Credit, subject to the conditions of this Agreement applicable thereto. Any prepayment designated by Borrower as a Term Loan prepayment, or any prepayment after giving effect to which the aggregate principal amount of all Loans then outstanding would be less than the aggregate principal amount of Term Loans outstanding on the effective date of this Agreement shall, to such extent, be deemed to be a permanent prepayment of the Term Loans, and the corresponding Commitments under the Revolving Facility shall automatically be permanently reduced by the amount thereof. Each Notice of Borrowing received, and each Loan made, after July 12, 2002 shall be deemed received and made under the Revolving Facility. Banks may make assignments, transfers, novations and delegations of, and sell participations in, subject to the other provisions of this Agreement, either or both of its Term Loans and its Revolving Facility. All references to Loans in this Agreement shall include the Term Loans and Revolving Loans except to the extent necessary to effectuate the foregoing".

                  4. Amendment to Section 4.02 of the Regco Credit Agreement
(Fees). Section 4.02 of the Regco Credit Agreement is hereby amended by:

                  (a) deleting paragraph (b) thereof in its entirety and substituting in lieu thereof the following:

                           "(b)  [INTENTIONALLY OMITTED.]"; and

                  (b) amending paragraph (c) thereof by (i) deleting the phrase "and Usage Fees"; and (ii) by deleting "Sections 4.02(a) and 4.02(b)" and substituting in lieu thereof "Section 4.02(a)".

                  5. Amendment to Section 4.04(a) of the Credit Agreement (ABR Loans). Section 4.04(a) of the Credit Agreement is hereby amended by adding immediately after "ABR" in clause (i) therein "plus the Applicable Margin".

                  6. Amendment to Section 8.02(a) of the Regco Credit Agreement (Financial Ratio). Section 8.02(a) of the Regco Credit Agreement is hereby amended by deleting the ratio "4.50:1.00" and substituting in lieu thereof the ratio "4.75:1.00".

                  7. Amendment to Section 8.02(g) of the Credit Agreement (Certain Investments, Loans, Advances, Guarantees and Acquisitions). Section 8.02(g) of the Regco Credit Agreement is hereby amended by adding at the end thereof the following:

                           "Notwithstanding the foregoing, Borrower and its
                  Subsidiaries shall not (x) make any future investments in, loans to, advances to and Guarantees of any obligations in Unregco or any of its Subsidiaries or purchase or otherwise acquire (in one transaction or a series of related transactions) any assets of Unregco or any of its Subsidiaries, (y) purchase or otherwise acquire (in one transaction or a series of related transactions) any assets of Unregco or any of its Subsidiaries other than, in the case of this clause (y), any such transactions contemplated by the Master Separation Agreement and other agreements and arrangements in respect of the relationship between Reliant Energy and Unregco described in Reliant Energy's filings with the SEC or (z) enter into any other transaction constituting an Investment with Unregco and its Subsidiaries other than, in the case of this clause (z), the transactions contemplated by the Master Separation Agreement and other agreements and arrangements in respect of the relationship between Reliant Energy and Unregco described in Reliant Energy's filings with the SEC or other arrangements among Borrower, Unregco and their respective Subsidiaries in the ordinary course of business consistent with recent past practices or otherwise at prices and on terms and conditions not less favorable to Borrower or its Subsidiaries (other than Unregco and its Subsidiaries) than could be obtained on an arm's length basis from unrelated third parties.".

                  8. Amendment to Article XI of the Credit Agreement (Miscellaneous). Article XI of the Credit Agreement is hereby amended by:

                  (a) deleting "or" at the end of clause (ii) of Section 11.01 and substituting in lieu thereof a comma, (b) deleting the period at the end of clause (iii) thereof and substituting in lieu thereof ", or" and (c) adding at the end thereof immediately after clause (iii) a new clause (iv) as follows:

                           "(iv) amend, modify or waive the last paragraph of
                  Section 8.02(g) without the written consent of the Supermajority Banks.";

                  (b) adding immediately after the first sentence in Section 11.06(c) the following:

                  "Notwithstanding the foregoing, with respect to the sale by a Bank of all or any part of its rights and obligations in respect of the Term Loans, (a) each such sale shall not require the consent of the Agent, Borrower or any other Bank or Banks, (b) each such sale that is not to an existing Bank hereunder shall be in an aggregate amount of not less than $1,000,000 (or such lesser amount that represents the aggregate amount of Term Loans of such Bank),
                  (c) each such sale may be to an Eligible Transferee (as defined below) and each such Eligible Transferee shall be deemed to be a Purchasing Bank and a Bank for all purposes under this Section 11.06(c) and this Agreement and (d) each such sale shall be consummated pursuant to a Committed Loan Assignment and Acceptance with such modifications as may be agreed on by the transferor Bank and the applicable transferee and consistent with this Section 11.06(c). For purposes of this Section 11.06(c), "Eligible Transferee" shall mean (w)(i) any bank or other financial institution, (ii) any insurance or reinsurance company, (iii) a mutual fund, unit trust or similar collective investment vehicle (other than an entity specified in clause (y)(i) below), and (iv) a registered or licensed broker or dealer (other than a natural person or proprietorship); provided, however, in the case of each of the foregoing clauses (i) through (iv), that such entity has total assets of at least $500,000,000; (x) any Affiliate (as defined below) of an entity specified in the preceding clause (w); (y) any corporation, partnership, proprietorship, organization trust or other entity (i) that is an investment vehicle (including, without limitation, any hedge fund, issuer of collateralized debt obligations, commercial paper conduit or other special purpose vehicle) that (A) has total assets of at least $100,000,000 or (B) is one of a group of investment vehicles under common control or management having, in the aggregate, total assets of at least $100,000,000, (ii) that has total assets of at least $500,000,000, or (iii) the obligations of which under an agreement, contract, or transaction are guaranteed or otherwise supported by a letter of credit or keepwell, support, or other agreement by an entity described in clauses (w), (x), (y)(ii) or (z); and (z) a Sovereign, Sovereign Agency or Supranational Organization (each as defined below). For purposes of the foregoing sentence, (a) "Affiliate" means, in relation to a person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person, (b) "control" of any entity or person means ownership of a majority of the voting power of the entity or person, (c) "Sovereign" means any state, political subdivision or government, or any agency, instrumentality, ministry, department or other authority (including, without limiting the foregoing, the central bank) thereof, (d) "Sovereign Agency" means any agency, instrumentality, ministry, department or other authority (including, without limiting the foregoing, the central bank) of a Sovereign and (e) "Supranational Organization" means any entity or organization established by treaty or other arrangement between two or more Sovereigns or the Sovereign Agencies of two or more Sovereigns and includes, without limiting the foregoing, the International Monetary Fund, European Central Bank, International Bank for Reconstruction and Development and European Bank for Reconstruction and Development."; and

                  (c) adding at the end thereof immediately after Section 11.15 a new Section 11.16 as follows:

                           "Section 11.16. Houston Industries FinanceCo LP as
                  Co-Obligor. Notwithstanding any provision in this Agreement or in the FinanceCo $2.5 Billion Credit Agreement to the contrary, on the Effective Date and thereafter until the Termination Date, Houston Industries FinanceCo LP shall be a joint and several obligor with Borrower in respect of all obligations hereunder.".